UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 16, 2024

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On March 16, 2024, the Board of Directors of Evertec, Inc. (the “Company”) appointed Karla M. Cruz-Jusino as the Company’s Senior Vice President, Chief Accounting Officer, and Assistant Treasurer effective April 1, 2024. Ms. Cruz-Jusino, age 39, has served as the Company’s Vice President of Finance since July 2019 with increasing responsibilities including Assistant Treasurer since April 2020, and Corporate Tax Director since August 2020. Prior to joining the Company, Ms. Cruz-Jusino worked for PricewaterhouseCoopers LLP in roles of increasing responsibility for over 12 years, including as Assurance Director from April 2019 until June 2019, and as Assurance Senior Manager from 2016 until April 2019. Ms. Cruz-Jusino holds a bachelor’s degree in accounting and finance from the University of Puerto Rico and is a Certified Public Accountant.

In connection to her appointment and promotion to Senior Vice President and Chief Accounting Officer, Ms. Cruz-Jusino will receive a base salary of $250,000 effective April 1, 2024, which amount is subject to annual review by the Company. Ms. Cruz-Jusino is eligible for annual cash incentive awards of up to 60% of her base salary under the Company’s Annual Performance Incentive Guidelines pro-rated for partial calendar years. Additionally, Ms. Cruz-Jusino will continue to participate in the Company’s long-term incentive program (“LTIP”) at a level commensurate with her position and title, and subject to Board approval of any future LTIP grants.

There are no arrangements or understandings between Ms. Cruz-Jusino and any other person pursuant to which Ms. Cruz-Jusino was selected to serve as an officer. There are no family relationships between Ms. Cruz-Jusino and any director or executive officer of the Company, and Ms. Cruz-Jusino is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: March 21, 2024	By:	/s/ Joaquin A. Castrillo-Salgado
Name: Joaquin A. Castrillo-Salgado
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)